UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2013

FURIEX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34641	27-1197863
(Commission File Number)	(IRS Employer ID Number)

3900 Paramount Parkway, Suite 150, Morrisville, North Carolina 27560
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (919) 456-7800

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Furiex Pharmaceuticals, Inc. is filing this Amendment No. 1 on Form 8-K/A to amend our Current Report on Form 8-K that we originally filed with the Securities and Exchange Commission on October 4, 2013 (the “Original Filing”). We are filing this amendment for the sole purpose of revising portions of Exhibits 10.30 and 10.33 to address comments we received from the Staff of the Commission in response to our confidential treatment request with respect to portions of Exhibits 10.30 and 10.33 and to indicate on the exhibit index that we have requested confidential treatment in respect of portions of these exhibits.

This amendment speaks as of the filing date of the Original Filing, does not reflect events occurring after the Original Filing date or modify or update those disclosures that may be affected by subsequent events, and no other changes are being made to any other disclosure contained in the Original Filing or any exhibits thereto.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

10.30†

Second Amended and Restated Loan and Security Agreement dated September 30, 2013, by and among MidCap Funding III, LLC, Furiex Pharmaceuticals, Inc., APBI Holdings, LLC, Development Partners, LLC, GenuPro, Inc., and the lenders named therein.

10.31*

Second Omnibus Amendment and Reaffirmation Agreement dated September 30, 2013, by and among MidCap Funding III, LLC, Furiex Pharmaceuticals, Inc., APBI Holdings, LLC, Development Partners, LLC, and GenuPro, Inc.

10.32*

Subordination and Intercreditor Agreement dated September 30, 2013, by and among the Fredric Neville Eshelman Revocable Trust u/a dated July 13, 1988, as amended and/or restated, Furiex Pharmaceuticals, Inc., APBI Holdings, LLC, Development Partners, LLC, GenuPro, Inc., and MidCap Funding III, LLC.

10.33†

Loan and Security Agreement dated September 30, 2013, by and among the Fredric Neville Eshelman Revocable Trust u/a dated July 13, 1988, as amended and/or restated, Furiex Pharmaceuticals, Inc., APBI Holdings, LLC, Development Partners, LLC, and GenuPro, Inc.

10.34*	Secured Promissory Note dated September 30, 2013, to the Fredric Neville Eshelman Revocable Trust u/a dated July 13, 1988, as amended and/or restated.

10.35*	Pledge Agreement dated September 30, 2013, to Fredric Neville Eshelman, Trustee of the Fredric Neville Eshelman Revocable Trust u/a dated July 13, 1988, as amended and/or restated.

99.1*	Press release issued October 1, 2013.

† The registrant has requested confidential treatment in respect of portions of this exhibit. These portions have been omitted from the exhibit and filed separately with the U.S. Securities and Exchange Commission.

* Filed as an exhibit to the registrant’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on October 4, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FURIEX PHARMACEUTICALS, INC.

Date: December 6, 2013	By:	/s/ Sailash Patel
Sailash Patel
Chief Financial Officer